SEPARATION AGREEMENT

SEPARATION AGREEMENT dated the 8th day of May, 2013 between VALEANT PHARMACEUTICALS INTERNATIONAL, INC. (“Valeant”) and JASON HANSON (“Mr. Hanson” and together with Valeant, the "Parties").

WHEREAS, Mr. Hanson is serving as Valeant’s Executive Vice President – Company Group Chairman, pursuant to an Agreement entered into on December 11, 2012 (the “2012 Agreement”);

WHEREAS, the Parties have agreed that Mr. Hanson’s employment with Valeant shall terminate, and he will cease to serve as Executive Vice President – Company Group Chairman, effective immediately;

WHEREAS, in connection with his ceasing to serve as Executive Vice President – Company Group Chairman, Valeant has agreed to provide Mr. Hanson with certain payments and benefits;

WHEREAS, Valeant and Mr. Hanson desire to enter into this Separation Agreement (this “Agreement”) to set forth the Parties’ agreement as to Mr. Hanson’s entitlements and continuing obligations in connection with his termination of employment with Valeant.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Parties hereto agree as follows:

1.	Capitalized Terms. Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the 2012 Agreement.

2.	Termination Date.

(a)
The Parties agree that May 8, 2013 shall be Mr. Hanson's last day of employment with Valeant (the "Termination Date") and his service as Executive Vice President – Company Group Chairman shall terminate as of the Termination Date.  Effective as of the Termination Date, Mr. Hanson hereby resigns from all positions he holds as an officer, director, benefit plan trustee or otherwise with respect to Valeant and its subsidiaries.

(b)	Upon the Termination Date, each of Mr. Hanson's equity compensation awards shall immediately terminate, without further compensation due, in accordance with their terms.

3.
Remuneration Upon Termination. The Parties acknowledge that in connection with Mr. Hanson’s termination of employment with Valeant, he shall be entitled to (or eligible for, as the case may be) the following:

(a)	any accrued but unpaid salary or vacation pay, which shall be paid to him in accordance with Valeant's policies with respect to such remuneration;

(b)
subject to Mr. Hanson executing the general release of claims attached hereto as Annex A (the “First Release”), a lump sum amount equal to $681,000, such amount to be payable within ten (10) days of the date hereof;

(c)
subject to Mr. Hanson executing the general release of claims attached hereto as Annex B (the “Second Release”) within 21 days following the Termination Date, and the applicable seven (7) calendar day revocation period expiring without revocation (the date upon which such revocation period expires being referred to hereinafter as the "Effective Date"), a lump sum amount equal to $681,000 (which includes Mr. Hanson’s pro rated target annual bonus in respect of 2013 in the amount of $172,000 and a payment in respect of outplacement services in the amount of $20,000), such amount to be payable within ten days following the Effective Date;

(d)
within thirty (30) days following the receipt of an invoice from Mr. Hanson's attorney (provided that such invoice is received within 90 days of the Effective Date), Valeant shall pay Mr. Hanson’s attorney up to $10,000 for services rendered in connection herewith;

(e)
subject to the occurrence of the Effective Date, Mr. Hanson and his eligible dependents will continue to be covered under any health, medical, dental and vision care plan in which he was eligible to participate immediately prior to the Termination Date for twelve (12) months following the Termination Date on terms no less favorable to Mr. Hanson and his dependents (including with respect to payment for the costs thereof) than those in effect immediately prior to the Termination Date; and

(f)
subject to Mr. Hanson executing the general release of claims attached hereto as Annex C (the “Third Release”), within 21 days following the last day of the Consulting Period, and the applicable seven (7) calendar day revocation period expiring without revocation (the date upon which such revocation period expires being referred to hereinafter as the "Second Effective Date"), a lump sum amount equal to $466,700, such amount to be payable within ten days following the Second Effective Date.

4.	Consulting Services.

(a)
For a period beginning on the Termination Date and expiring two (2) months thereafter (the “Consulting Period”), Mr. Hanson agrees to make himself reasonably available to consult with Valeant as reasonably requested by Valeant from time to time (“Services”).   Unless otherwise agreed by Mr. Hanson, he will

perform all of the services in Arizona. The Consulting Period may be extended, on a month-by-month basis, by mutual agreement of the parties.  Mr. Hanson shall not be required to perform more than fifteen (15) hours of Services per week; provided that during the week of June 3, 2013 (or another one-week period during the Consulting Period selected by Valeant), Mr. Hanson agrees to perform up to forty (40) hours of service if so requested by Valeant.

(b)
In exchange for the Services performed hereunder, Valeant agrees to pay Mr. Hanson $54,167 per month.  Compensation for any partial month will be prorated.  Valeant shall reimburse Mr. Hanson for any reasonable and documented out of pocket travel and meal expenses incurred by Mr. Hanson in providing the Services, provided that they are consistent with Valeant's Travel Policy applicable to senior officers of Valeant and that appropriate proof of expenditure is provided.  The fee for the Services shall be paid monthly, no later than the last day of each calendar month during the Consulting Period, with the last payment due promptly after the termination or expiration of the Consulting Period.

(c)
Valeant or Mr. Hanson may terminate the Services by written notice at any time prior to the end of the Consulting Period.  If Valeant terminates the Services for reasons other than Cause, Mr. Hanson shall be entitled to receive the compensation that he would have received under Section 4(b) for the remainder of the Consulting Period, payable as set forth above, as if such termination had not occurred.

(d)
In all matters relating to the Services, Mr. Hanson shall be acting as an independent contractor. Neither Mr. Hanson, nor any affiliated employees or subcontractors, shall be the agent(s) or employee(s) of Valeant under the meaning or application of any federal or state laws, including but not limited to unemployment insurance or worker’s compensation laws.  Mr. Hanson will be solely responsible for all income, business or other taxes such as social security and unemployment payable as a result of fees paid for the Services.  Mr. Hanson shall not sign any agreements or make any commitments on behalf of Valeant, or bind Valeant in any way, nor shall Mr. Hanson make any public statements concerning the Services that purport to be on behalf of Valeant, in each case without prior express written authorization from Valeant.

5.
Confidentiality. Mr. Hanson will not disclose to, or use for the benefit of, any third party any Confidential Information. "Confidential Information" means any information about Valeant or any of its affiliates, their clients or personnel which is not known or available publicly or generally within the pharmaceutical industry, including, but not limited to, information relating to business operations, including customer and supply lists, customer files, marketing data, business plans, strategies, employee lists, contracts, financial records and accounts, products in development, product plans, projections and budgets, and similar information.  Anything herein to the contrary notwithstanding, the provisions of Section 5 shall not apply (a) when disclosure is required by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with actual or apparent jurisdiction to order Mr. Hanson to disclose or make accessible any information, (b) with respect to any other litigation, arbitration or mediation involving this Agreement, including, but not limited to, the enforcement of this Agreement, or (c) as to information that is or becomes available to Mr. Hanson on a non-confidential basis from a source outside of Valeant.

6.
Restrictive Covenants.  The Sections entitled "Covenant Not to Solicit," "Remedies for Breach of Obligations Under the Restrictive Covenant Above," and “Non-Disparagement,” each as set forth in the 2012 Agreement, are incorporated by reference herein, and the covenant not to solicit shall apply during the Consulting Period and for a period of twelve (12) months thereafter and the non-disparagement provision shall apply for a period of four (4) years from the date hereof.  Any internal communication to senior management announcing Mr. Hanson's departure from Valeant shall be consistent with the form previously agreed to by the Parties.

7.	Cooperation

(a)
During the eighteen (18) month period following the Termination Date, Mr. Hanson agrees to make himself reasonably available (after taking into account his personal and professional schedule) to cooperate with Valeant and its affiliates in matters that materially concern:  (i) requests for information about the services or advice Mr. Hanson provided to Valeant, its affiliates and their predecessors during his employment with Valeant, its affiliates and their predecessors, (ii) the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of Valeant, its affiliates and their predecessors which relate to events or occurrences that transpired while Mr. Hanson was employed by Valeant, its affiliates or their predecessors or (iii) any investigation or review by any federal, state or local regulatory, quasi-regulatory or self-governing authority (including, without limitation, the US Department of Justice, the US Federal Trade Commission or the US Securities and Exchange Commission) as any such investigation or review relates to events or occurrences that transpired while Mr. Hanson was employed by Valeant, its affiliates and their predecessors.  Mr. Hanson's cooperation shall include:  (A) making himself reasonably available to meet and speak with officers or employees of Valeant, Valeant's counsel or any third-parties at the request of Valeant at times and locations to be determined by Valeant reasonably and in good faith, taking into account Mr. Hanson's business and personal needs and (B) giving accurate and truthful information at any interviews and accurate and truthful testimony in any legal proceedings or actions.  Unless required by law or legal process or in the course of, or related to, his subsequent employment, Mr. Hanson will not knowingly or intentionally furnish information to or cooperate with any non-governmental entity (other than Valeant) in connection with any potential or pending proceeding or legal action involving matters arising during Mr. Hanson’s employment with Valeant, its affiliates and their predecessors.

(b)	If Valeant requests services pursuant this Section 7 after the termination or expiration of the Consulting Period, Valeant will reimburse Mr. Hanson at a rate of $585 per hour for any cooperation requested as well as for any reasonable, out-of-pocket travel, hotel and meal expenses incurred in connection with Mr. Hanson's performance of obligations pursuant to this Section 7 for which Mr. Hanson has obtained prior approval from Valeant.

(c)
If Mr. Hanson reasonably determines that he should be separately represented in connection with any matter described in this Section 7, Valeant shall agree to, and shall, promptly pay the reasonable costs and expenses of counsel selected by Mr. Hanson for matters with respect to which Mr. Hanson is cooperating with Valeant pursuant to this Section 7.

(d)
Nothing in this Agreement, the 2012 Agreement or any other agreement by and between the parties (i) is intended to or shall preclude or in any way limit or restrict Mr. Hanson from providing accurate and truthful testimony in response to a valid subpoena, court order, regulatory or governmental request or other judicial, administrative or legal process or otherwise as required by law (in the case of formal legal process in which event Mr. Hanson shall notify Valeant in writing as promptly as practicable after receiving any such request of the anticipated testimony and at least ten (10) days prior to providing such testimony (or, if such notice is not possible under the circumstances, with as much prior notice as is possible)) or (ii) requires Mr. Hanson to take any action he reasonably determines is prejudicial to his personal or professional interests.

8.
Representations.  Mr. Hanson represents and agrees that, except for any concerns which he has previously identified to Valeant, he is not aware of any violations of any laws, rules or regulations with respect to any accounting, financial, reporting, regulatory or any other others at Valeant or its affiliates by any of their respective officers, directors, employees, agents or any other person providing services to them.  Mr. Hanson represents that he has complied with obligations to which he has agreed in writing that are currently in effect concerning the treatment of confidential information, it being understood and agreed that he has disclosed confidential information to his attorneys, who have agreed not to disclose such confidential information to any third parties, except as required by law or legal process.

9.
Other Company Policies. During the Consulting Period, Mr. Hanson agrees that he shall be bound by and comply with the terms of the following policies, copies of which have been provided to Mr. Hanson: Standards of Business Conduct; Insider Trading Policy; Blackout Policy; Anti-Bribery Policy; and Corporate Integrity Agreement.

10.
Indemnification.  From and after the date hereof, Valeant agrees to indemnify and hold harmless Mr. Hanson (and his heirs and representatives), advance reasonable expenses associated with any such indemnification (subject to his execution of a customary undertaking that solely requires Mr. Hanson to repay such advances in the event a court of competent jurisdiction finally determines that Mr. Hanson was not entitled to indemnification hereunder), and provide and pay reasonable fees for separate counsel for Mr. Hanson to the fullest extent Mr. Hanson's underlying actions at issue can be indemnified under Valeant's by-laws as a result of any claim or proceeding (including any investigatory proceeding), or any threatened claim or proceeding (including any investigatory proceeding), against Mr. Hanson that arises out of or relates to Mr. Hanson’s (a) service as an officer, director or employee, as the case may be, of Valeant or its affiliates or predecessors (including Medicis and its subsidiaries), (b) Services during the Consulting Period, and (c) services rendered by Mr. Hanson pursuant to Section 7 above, provided, however, that, all such services and Services referenced in this Section 10 shall be deemed to be those of an officer of Valeant for purposes of determining Mr. Hanson's rights under this Section 10.

11.
Valeant Release.  Conditioned upon execution of the First Release by Mr. Hanson, Valeant and its direct or indirect subsidiaries hereby release Mr. Hanson from any and all known and unknown claims, liabilities and obligations that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date Valeant signs this Agreement, including, without limitation, (1) all claims arising out of or in any way related to Mr. Hanson's employment with Valeant and its predecessors and (2) all claims for breach of contract, and breach of the implied covenant of good faith and fair dealing; provided that this release shall not apply to claims for fraud, self dealing, intentional breach of Mr. Hanson's duty of loyalty, material breach of any non-disclosure obligation or claims involving crimes by Mr. Hanson in connection with his employment by Valeant that, in each case, are not known to Valeant or its officers.  Valeant represents that it is not aware of any claims against Mr. Hanson described in the proviso in the preceding sentence.

12.
Section 409A; Other Tax Matters. The Parties intend for the payments and benefits under this Agreement to be exempt from Section 409A or, if not so exempt, to be paid or provided in a manner which complies with the requirements of such section, and intend that this Agreement shall be construed and administered in accordance with such intention. Any payments that qualify for the “short-term deferral” exception or another exception under Section 409A shall be paid under the applicable exception. For purposes of the limitations on nonqualified deferred compensation under Section 409A, each payment of compensation under this Agreement shall be treated as a separate payment of compensation.  Notwithstanding any other provision of this Agreement, Valeant may withhold from amounts payable under this Agreement all amounts that are required or authorized to be withheld, including, but not limited to, federal, state, local and foreign taxes required to be withheld by applicable laws or regulations.

13.
Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the application of any choice-of-law rules that would result in the application of another state’s laws.

14.
Entire Agreement.  This Agreement and the 2012 Agreement (to the extent expressly incorporated herein including as set forth in Section 6) set forth the entire agreement between Mr. Hanson and Valeant concerning the termination of Mr. Hanson’s employment, and supersedes any other written or oral promises concerning the subject matter of this Agreement, including, without limitation, those set forth in the 2012 Agreement; provided, however, that Mr. Hanson's (a) right to a gross up payment (and related legal fees) under the Section of the 2012 Agreement entitled "Currently Existing

Arrangements" shall survive and (b) rights to indemnification as set forth in the Agreement and Plan of Merger Among Medicis Pharmaceutical Corporation, Valeant Pharmaceuticals International, Valeant and Merlin Merger Sub, Inc., dated September 2, 2012 or in the articles of incorporation or by-laws (or other constituent documents) of Medicis Pharmaceutical Corporation, shall survive.  No waiver or amendment of this Agreement will be effective unless it is in writing, refers to this Agreement, and is signed by Mr. Hanson and the Chief Executive Officer as an authorized representative of Valeant.  Mr. Hanson represents and agrees that other than the payments and benefits set forth in Section 3 of this Agreement (and subject to the terms and conditions of Section 3 of this Agreement), he is not entitled to any payments or benefits from Valeant, its affiliates or their predecessors.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

VALEANT PHARMACEUTICALS
INTERNATIONAL, INC.

By:	/s/ J. Michael Pearson
Title:	J. Michael Pearson
Name:	Chairman & Chief Executive Officer

EMPLOYEE

/s/ Jason Hanson
JASON HANSON

ANNEX A

General Waiver & Release

This Legal Release (this “First Release”) dated as of the last date executed below (the “Release Date”) is between Valeant Pharmaceuticals International, Inc. (the “Company”) and  Jason Hanson (“Employee”).

Defined Terms.  Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Separation Agreement dated as of May 8, 2013.

Employee Release.  Employee, on behalf of himself, and Employee’s heirs, executors, administrators, and/or assigns, does hereby RELEASE AND FOREVER DISCHARGE the Company, together with its parents, subsidiaries, affiliates, predecessors, and successor corporations and business entities, past, present and future, and its and their agents, directors, officers, employees, shareholders, insurers and reinsurers, and employee benefit plans (and the trustees, administrators, fiduciaries, agents, insurers, and reinsurers of such plans) past, present and future, and their heirs, executors, administrators, predecessors, successors, and assigns (collectively, the “RELEASEES”), of and from any and all legally waivable claims, causes of actions, suits, lawsuits, debts, promises, agreements and demands whatsoever in law or in equity, known or unknown, suspected or unsuspected, which Employee or which Employee’s heirs, executors, administrators, or assigns hereafter ever had, now have, or may have:  (a) from the beginning of time to the date Employee executes this First Release or (b) arising under or related to the 2012 Agreement, in each case, except as expressly set forth herein.

The claims being waived and released include, without limitation:

(a)
any and all claims of violation of any foreign or United States federal, state, provincial and local law arising from or relating to Employee’s recruitment, hire, employment and termination of employment with the Company;

(b)
any and all claims of wrongful discharge, emotional distress, defamation, misrepresentation, fraud, detrimental reliance, breach of contractual obligations, promissory estoppel, negligence, assault and battery, and violation of public policy;

(c)	all claims to disputed wages, compensation, and benefits, including any claims for violation of applicable state laws relating to wages and hours of work;

(d)
any and all claims for violation of any state or federal statute or regulation relating to termination of employment, unlawful discrimination, harassment or retaliation under applicable federal, state and local constitutions, statutes, laws, and regulations (which includes, but is not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C. 1981, the Employee Retirement Income Security Act (“ERISA”), the Family and Medical Leave Act of 1993, the Americans with

Disabilities Act, the Rehabilitation Act, the Equal Pay Act, the Worker Adjustment and Retraining Notification Act, the New Jersey Law Against Discrimination and Conscientious Employee Protection Act, the California Fair Employment and Housing Act and the California Family Rights Act, and the Arizona Employment Protection Act and Arizona Civil Rights Act), the Ontario Employment Standards Act, 2000, Human Rights Code, and Workplace Safety and Insurance Act; and

(e)	any and all claims for monetary damages and any other form of personal relief.

In waiving and releasing any and all claims against the Releasees, whether or not now known to Employee, Employee understands that this means that, if Employee later discovers facts different from or in addition to those facts currently known by Employee, or believed by Employee to be true, the waivers and releases of this First Release will remain effective in all respects — despite such different or additional facts and Employee’s later discovery of such facts, even if Employee would not have agreed to this First Release if Employee had prior knowledge of such facts.

Moreover, the parties each expressly waive all rights under Section 1542 of the California Civil Code ("Section 1542") and any comparable provision in state or federal law.  Section 1542 reads as follows:

A general release does not extend to claims which the creditor [i.e., Employee] does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor [i.e., the Company].

Notwithstanding the provisions of Section 1542 and for the purpose of implementing a full and complete release, the parties expressly acknowledge that the preceding general releases are intended to waive all claims known or unknown at this time, including without limitation any act or omission in connection with Employee's association with the Company or its termination.  The parties understand that the facts with respect to which this First Release is given may prove to be different from those now known or believed by either of the respective parties, and each party assumes and accepts that risk.

The only claims that are not being waived and released by Employee hereunder are claims Employee may have for:

(a)	unemployment, state disability and/or paid family leave insurance benefits pursuant to the terms of applicable state law;

(b)
continuation of existing participation in Company-sponsored group health benefit plans, at Employee’s full expense, under the United States federal law known as “COBRA” and/or under any applicable state counterpart law;

(c)	any benefit entitlements that are vested as of the Separation Date pursuant to the terms of a Company-sponsored benefit plan governed by the United States federal law known as “ERISA;”

(d)	violation of any foreign or United States federal, state or local statutory and/or public policy right or entitlement that, by applicable law, is not waivable;

(e)
any claims, causes of actions, suits, lawsuits, debts, or demands whatsoever arising out of or relating to the Employee’s right to enforce the terms of this First Release and the Separation Agreement dated May 8, 2013 between the Employee and the Company (the "Separation Agreement");

(f)	any claims for indemnity or contribution; and

(g)	any wrongful act or omission occurring after the date Employee signs this First Release.

Nothing in this First Release prevents or prohibits Employee from filing a claim with a government agency, such as the U.S. Equal Employment Opportunity Commission, that is responsible for enforcing a law. However, Employee understands that, because Employee is waiving and releasing all claims “for monetary damages and any other forms of personal relief” through the date upon which Employee signs this First Release, Employee may not recover any monetary relief from such a claim and may only seek and receive non-personal forms of relief through any such claim.

No Admission.  Nothing about the fact or content of this First Release shall considered to be or treated by Employee or the Company as an admission of any wrongdoing, liability or violation of law by Employee or by any Releasee.

Consideration. Employee acknowledges that  he is entering into this First Release, including the releases set forth herein, knowingly, freely and voluntarily in exchange for good and valuable consideration (including, but not limited to, the payment to be made under Section 3(b) of the Separation Agreement) to which he would not be entitled in the absence of signing this First Release.

Delivery to the Company.  Employee should return this First Release, signed by Employee (and any notice of revocation, if applicable) to:

Valeant Pharmaceuticals International, Inc.
700 U.S. Highway 202/206
Bridgewater, NJ 08807
Attn:  General Counsel

Judicial Interpretation/Modification; Severability. In the event that this First Release shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the Release shall be voidable at the sole discretion of the Company.

Governing Law.  This First Release shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the application of any choice-of-law rules that would result in the application of another state’s laws.

Changes to Release. No changes to this First Release can be effective except by another written agreement signed by Employee and by the Chief Executive Officer.

Complete Agreement. Except for the Separation Agreement (including any documents incorporated by reference therein), this First Release cancels, supersedes and replaces any and all prior agreements (written, oral or implied-in-fact or in-law) between Employee and the Company regarding all of the subjects covered by this First Release. This First Release and the Separation Agreement (and the documents referenced therein) are the full, complete and exclusive agreement between Employee and the Company regarding all of the subjects covered by this First Release and the Separation Agreement, and neither the Employee nor the Company is relying on any representation or promise that is not expressly stated in this First Release or the Separation Agreement.

I HAVE READ THIS FIRST RELEASE. I UNDERSTAND THAT I AM GIVING UP IMPORTANT RIGHTS. I AM AWARE OF MY RIGHT TO CONSULT WITH AN ATTORNEY OF MY OWN CHOOSING DURING THE CONSIDERATION PERIOD, AND THAT THE COMPANY HAS ADVISED ME TO UNDERTAKE SUCH CONSULTATION BEFORE SIGNING THIS FIRST RELEASE. I SIGN THIS FIRST RELEASE FREELY AND VOLUNTARILY, WITHOUT DURESS OR COERCION.

Date:_________________________	____________________________________
Jason Hanson

ANNEX B

General Waiver & Release

This Legal Release (this “Second Release”) dated as of the last date executed below (the “Release Date”) is between Valeant Pharmaceuticals International, Inc. (the “Company”) and  Jason Hanson (“Employee”).

Defined Terms. Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Separation Agreement dated as of May 8, 2013.

Employee Release.  Employee, on behalf of himself, and Employee’s heirs, executors, administrators, and/or assigns, does hereby RELEASE AND FOREVER DISCHARGE the Company, together with its parents, subsidiaries, affiliates, predecessors, and successor corporations and business entities, past, present and future, and its and their agents, directors, officers, employees, shareholders, insurers and reinsurers, and employee benefit plans (and the trustees, administrators, fiduciaries, agents, insurers, and reinsurers of such plans) past, present and future, and their heirs, executors, administrators, predecessors, successors, and assigns (collectively, the “RELEASEES”), of and from any and all legally waivable claims, causes of actions, suits, lawsuits, debts, promises, agreements and demands whatsoever in law or in equity, known or unknown, suspected or unsuspected, which Employee or which Employee’s heirs, executors, administrators, or assigns hereafter ever had, now have, or may have:  (a) from the beginning of time to the date Employee executes this Second Release or (b) arising under or related to the 2012 Agreement, in each case, except as expressly set forth herein.

The claims being waived and released include, without limitation:

(a)
any and all claims of violation of any foreign or United States federal, state, provincial and local law arising from or relating to Employee’s recruitment, hire, employment and termination of employment with the Company;

(b)
any and all claims of wrongful discharge, emotional distress, defamation, misrepresentation, fraud, detrimental reliance, breach of contractual obligations, promissory estoppel, negligence, assault and battery, and violation of public policy;

(c)	all claims to disputed wages, compensation, and benefits, including any claims for violation of applicable state laws relating to wages and hours of work;

(d)
any and all claims for violation of any state or federal statute or regulation relating to termination of employment, unlawful discrimination, harassment or retaliation under applicable federal, state and local constitutions, statutes, laws, and regulations (which includes, but is not limited to, the Age Discrimination in Employment Act, as amended (“ADEA”), Title VII of the Civil Rights Act of 1964, 42 U.S.C. 1981, the Employee Retirement Income Security Act (“ERISA”), the Family and Medical Leave Act of 1993, the Americans with Disabilities Act, the Rehabilitation Act, the Equal Pay Act, the Worker Adjustment and Retraining Notification Act, the New Jersey Law Against Discrimination and Conscientious Employee Protection Act, the California Fair Employment and Housing Act and the California Family Rights Act, and the Arizona Employment Protection Act and Arizona Civil Rights Act), the Ontario Employment Standards Act, 2000, Human Rights Code, and Workplace Safety and Insurance Act; and

(e)	any and all claims for monetary damages and any other form of personal relief.

In waiving and releasing any and all claims against the Releasees, whether or not now known to Employee, Employee understands that this means that, if Employee later discovers facts different from or in addition to those facts currently known by Employee, or believed by Employee to be true, the waivers and releases of this Second Release will remain effective in all respects — despite such different or additional facts and Employee’s later discovery of such facts, even if Employee would not have agreed to this Second Release if Employee had prior knowledge of such facts.

Moreover, the parties each expressly waive all rights under Section 1542 of the California Civil Code ("Section 1542") and any comparable provision in state or federal law.  Section 1542 reads as follows:

A general release does not extend to claims which the creditor [i.e., Employee] does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor [i.e., the Company].

Notwithstanding the provisions of Section 1542 and for the purpose of implementing a full and complete release, the parties expressly acknowledge that the preceding general releases are intended to waive all claims known or unknown at this time, including without limitation any act or omission in connection with Employee's association with the Company or its termination.  The parties understand that the facts with respect to which this Second Release is given may prove to be different from those now known or believed by either of the respective parties, and each party assumes and accepts that risk.

The only claims that are not being waived and released by Employee hereunder are claims Employee may have for:

(a)	unemployment, state disability and/or paid family leave insurance benefits pursuant to the terms of applicable state law;

(b)
continuation of existing participation in Company-sponsored group health benefit plans, at Employee’s full expense, under the United States federal law known as “COBRA” and/or under any applicable state counterpart law;

(c)	any benefit entitlements that are vested as of the Separation Date pursuant to the terms of a Company-sponsored benefit plan governed by the United States federal law known as “ERISA;”

(d)	violation of any foreign or United States federal, state or local statutory and/or public policy right or entitlement that, by applicable law, is not waivable;

(e)
any claims, causes of actions, suits, lawsuits, debts, or demands whatsoever arising out of or relating to the Employee’s right to enforce the terms of this Second Release and the Separation Agreement dated May 8, 2013 between the Employee and the Company (the "Separation Agreement");

(f)	any claims for indemnity or contribution; and

(g)	any wrongful act or omission occurring after the date Employee signs this Second Release.

NOTE TO DRAFT: To be updated to exclude from the release rights to enforce other written agreements between the parties.

Nothing in this Second Release prevents or prohibits Employee from filing a claim with a government agency, such as the U.S. Equal Employment Opportunity Commission, that is responsible for enforcing a law. However, Employee understands that, because Employee is waiving and releasing all claims “for monetary damages and any other forms of personal relief” through the date upon which Employee signs this Second Release, Employee may not recover any monetary relief from such a claim and may only seek and receive non-personal forms of relief through any such claim.

No Admission.  Nothing about the fact or content of this Second Release shall considered to be or treated by Employee or the Company as an admission of any wrongdoing, liability or violation of law by Employee or by any Releasee.

Consideration & Revocation Periods; Effective Date.  Employee acknowledges that (a) the Company has advised him of his right to consult with an attorney prior to signing this Second Release; (b) he has carefully read and fully understands all of the provisions of this Second Release, and (c) he is entering into this Second Release, including the releases set forth herein, knowingly, freely and voluntarily in exchange for good and valuable consideration (including, but not limited to, the payments to be made under Sections 3(c)-(e) of the Separation Agreement) to which he would not be entitled in the absence of signing this Second Release. Employee has twenty-one (21) calendar days to consider this Second Release, although he may sign it sooner, but not before May 29, 2013.

In addition, for the period of seven (7) calendar days after the date Employee signs this Second Release (“7-day Revocation Period”), Employee may revoke it by delivering written notice of revocation to the Company by hand-delivery or by facsimile or e-mail transmission using the street, facsimile or e-mail address for the Company stated below.  Any revocation of this Second Release shall not affect the validity or enforceability of the First Release.

Because of this 7-day Revocation Period, this Second Release will not become effective and enforceable until the eighth calendar day after the date Employee signed it (the "Effective Date" referred to in the Separation Agreement), provided that Employee has delivered Employee’s signed Release to the Company, and Employee did not revoke the Release.

Delivery to the Company.  Employee should return this Second Release, signed by Employee (and any notice of revocation, if applicable) to:

Valeant Pharmaceuticals International, Inc.
700 U.S. Highway 202/206
Bridgewater, NJ 08807
Attn: General Counsel

Judicial Interpretation/Modification; Severability. In the event that this Second Release shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the Release shall be voidable at the sole discretion of the Company.

Governing Law.  This Second Release shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the application of any choice-of-law rules that would result in the application of another state’s laws.

Changes to Release. No changes to this Second Release can be effective except by another written agreement signed by Employee and by the Chief Executive Officer.

Complete Agreement. Except for the Separation Agreement (including any documents incorporated by reference therein) and the First Release, this Second Release, assuming it is executed and not revoked during the 7-day Revocation Period, cancels, supersedes and replaces any and all prior agreements (written, oral or implied-in-fact or in-law) between Employee and the Company regarding the Employee’s release of claims set forth herein.  This Second Release and the Separation Agreement (and the documents referenced therein) are the full, complete and exclusive agreement between Employee and the Company regarding the Employee’s release of claims set forth herein, and neither the Employee nor the Company is relying on any representation or promise that is not expressly stated in this Second Release or the Separation Agreement.

I HAVE READ THIS SECOND RELEASE. I UNDERSTAND THAT I AM GIVING UP IMPORTANT RIGHTS. I AM AWARE OF MY RIGHT TO CONSULT WITH AN ATTORNEY OF MY OWN CHOOSING DURING THE CONSIDERATION PERIOD, AND THAT THE COMPANY HAS ADVISED ME TO UNDERTAKE SUCH CONSULTATION BEFORE SIGNING THIS SECOND RELEASE. I SIGN THIS SECOND RELEASE FREELY AND VOLUNTARILY, WITHOUT DURESS OR COERCION.

Date:_________________________	____________________________________
Jason Hanson

ANNEX C

General Waiver & Release

This Legal Release (this “Third Release”) dated as of the last date executed below (the “Release Date”) is between Valeant Pharmaceuticals International, Inc. (the “Company”) and  Jason Hanson (“Employee”).

Defined Terms. Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Separation Agreement dated as of May 8, 2013.

Employee Release.  Employee, on behalf of himself, and Employee’s heirs, executors, administrators, and/or assigns, does hereby RELEASE AND FOREVER DISCHARGE the Company, together with its parents, subsidiaries, affiliates, predecessors, and successor corporations and business entities, past, present and future, and its and their agents, directors, officers, employees, shareholders, insurers and reinsurers, and employee benefit plans (and the trustees, administrators, fiduciaries, agents, insurers, and reinsurers of such plans) past, present and future, and their heirs, executors, administrators, predecessors, successors, and assigns (collectively, the “RELEASEES”), of and from any and all legally waivable claims, causes of actions, suits, lawsuits, debts, promises, agreements and demands whatsoever in law or in equity, known or unknown, suspected or unsuspected, which Employee or which Employee’s heirs, executors, administrators, or assigns hereafter ever had, now have, or may have:  (a) from the beginning of time to the date Employee executes this Third Release or (b) arising under or related to the 2012 Agreement, in each case, except as expressly set forth herein.

The claims being waived and released include, without limitation:

(a)
any and all claims of violation of any foreign or United States federal, state, provincial and local law arising from or relating to Employee’s recruitment, hire, employment and termination of employment with the Company;

(b)
any and all claims of wrongful discharge, emotional distress, defamation, misrepresentation, fraud, detrimental reliance, breach of contractual obligations, promissory estoppel, negligence, assault and battery, and violation of public policy;

(c)	all claims to disputed wages, compensation, and benefits, including any claims for violation of applicable state laws relating to wages and hours of work;

(d)
any and all claims for violation of any state or federal statute or regulation relating to termination of employment, unlawful discrimination, harassment or retaliation under applicable federal, state and local constitutions, statutes, laws, and regulations (which includes, but is not limited to, the Age Discrimination in Employment Act, as amended (“ADEA”), Title VII of the Civil Rights Act of 1964, 42 U.S.C. 1981, the Employee Retirement Income Security Act (“ERISA”), the Family and Medical Leave Act of 1993, the Americans with Disabilities Act, the Rehabilitation Act, the Equal Pay Act, the Worker Adjustment and Retraining Notification Act, the New Jersey Law Against Discrimination and Conscientious Employee Protection Act, the California Fair Employment and Housing Act and the California Family Rights Act, and the Arizona Employment Protection Act and Arizona Civil Rights Act), the Ontario Employment Standards Act, 2000, Human Rights Code, and Workplace Safety and Insurance Act; and

(e)	any and all claims for monetary damages and any other form of personal relief.

In waiving and releasing any and all claims against the Releasees, whether or not now known to Employee, Employee understands that this means that, if Employee later discovers facts different from or in addition to those facts currently known by Employee, or believed by Employee to be true, the waivers and releases of this Third Release will remain effective in all respects — despite such different or additional facts and Employee’s later discovery of such facts, even if Employee would not have agreed to this Third Release if Employee had prior knowledge of such facts.

Moreover, the parties each expressly waive all rights under Section 1542 of the California Civil Code ("Section 1542") and any comparable provision in state or federal law.  Section 1542 reads as follows:

A general release does not extend to claims which the creditor [i.e., Employee] does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor [i.e., the Company].

Notwithstanding the provisions of Section 1542 and for the purpose of implementing a full and complete release, the parties expressly acknowledge that the preceding general releases are intended to waive all claims known or unknown at this time, including without limitation any act or omission in connection with Employee's association with the Company or its termination.  The parties understand that the facts with respect to which this Third Release is given may prove to be different from those now known or believed by either of the respective parties, and each party assumes and accepts that risk.

The only claims that are not being waived and released by Employee hereunder are claims Employee may have for:

(a)	unemployment, state disability and/or paid family leave insurance benefits pursuant to the terms of applicable state law;

(b)
continuation of existing participation in Company-sponsored group health benefit plans, at Employee’s full expense, under the United States federal law known as “COBRA” and/or under any applicable state counterpart law;

(c)	any benefit entitlements that are vested as of the Separation Date pursuant to the terms of a Company-sponsored benefit plan governed by the United States federal law known as “ERISA;”

(d)	violation of any foreign or United States federal, state or local statutory and/or public policy right or entitlement that, by applicable law, is not waivable;

(e)
any claims, causes of actions, suits, lawsuits, debts, or demands whatsoever arising out of or relating to the Employee’s right to enforce the terms of this Third Release and the Separation Agreement dated May 8, 2013 between the Employee and the Company (the "Separation Agreement");

(f)	any claims for indemnity or contribution; and

(g)	any wrongful act or omission occurring after the date Employee signs this Third Release.

NOTE TO DRAFT: To be updated to exclude from the release rights to enforce other written agreements between the parties.

Nothing in this Third Release prevents or prohibits Employee from filing a claim with a government agency, such as the U.S. Equal Employment Opportunity Commission, that is responsible for enforcing a law. However, Employee understands that, because Employee is waiving and releasing all claims “for monetary damages and any other forms of personal relief” through the date upon which Employee signs this Third Release, Employee may not recover any monetary relief from such a claim and may only seek and receive non-personal forms of relief through any such claim.

No Admission.  Nothing about the fact or content of this Third Release shall considered to be or treated by Employee or the Company as an admission of any wrongdoing, liability or violation of law by Employee or by any Releasee.

Consideration & Revocation Periods; Effective Date.  Employee acknowledges that (a) the Company has advised him of his right to consult with an attorney prior to signing this Third Release; (b) he has carefully read and fully understands all of the provisions of this Third Release, and (c) he is entering into this Third Release, including the releases set forth herein, knowingly, freely and voluntarily in exchange for good and valuable consideration (including, but not limited to, the payment to be made under Section 3(f) of the Separation Agreement) to which he would not be entitled in the absence of signing this Third Release. Employee has twenty-one (21) calendar days to consider this Third Release, although he may sign it sooner, but not before May 29, 2013.

In addition, for the period of seven (7) calendar days after the date Employee signs this Third Release (“7-day Revocation Period”), Employee may revoke it by delivering written notice of revocation to the Company by hand-delivery or by facsimile or e-mail transmission using the street, facsimile or e-mail address for the Company stated below.  Any revocation of this Third Release shall not affect the validity or enforceability of the First Release or the Second Release.

Because of this 7-day Revocation Period, this Third Release will not become effective and enforceable until the eighth calendar day after the date Employee signed it (the "Effective Date" referred to in the Separation Agreement), provided that Employee has delivered Employee’s signed Release to the Company, and Employee did not revoke the Release.

Delivery to the Company.  Employee should return this Third Release, signed by Employee (and any notice of revocation, if applicable) to:

Valeant Pharmaceuticals International, Inc.
700 U.S. Highway 202/206
Bridgewater, NJ 08807
Attn: General Counsel

Judicial Interpretation/Modification; Severability. In the event that this Third Release shall be held to be void, voidable, unlawful or, for any reason, unenforceable, the Release shall be voidable at the sole discretion of the Company.

Governing Law.  This Third Release shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the application of any choice-of-law rules that would result in the application of another state’s laws.

Changes to Release. No changes to this Third Release can be effective except by another written agreement signed by Employee and by the Chief Executive Officer.

Complete Agreement. Except for the Separation Agreement (including any documents incorporated by reference therein), the First Release and the Second Release, this Third Release, assuming it is executed and not revoked during the 7-day Revocation Period, cancels, supersedes and replaces any and all prior agreements (written, oral or implied-in-fact or in-law) between Employee and the Company regarding the Employee’s release of claims set forth herein.  This Third Release and the Separation Agreement (and the documents referenced therein) are the full, complete and exclusive agreement between Employee and the Company regarding the Employee’s release of claims set forth herein, and neither the Employee nor the Company is relying on any representation or promise that is not expressly stated in this Third Release or the Separation Agreement.

I HAVE READ THIS THIRD RELEASE. I UNDERSTAND THAT I AM GIVING UP IMPORTANT RIGHTS. I AM AWARE OF MY RIGHT TO CONSULT WITH AN ATTORNEY OF MY OWN CHOOSING DURING THE CONSIDERATION PERIOD, AND THAT THE COMPANY HAS ADVISED ME TO UNDERTAKE SUCH CONSULTATION BEFORE SIGNING THIS THIRD RELEASE. I SIGN THIS THIRD RELEASE FREELY AND VOLUNTARILY, WITHOUT DURESS OR COERCION.

Date:_________________________	____________________________________
Jason Hanson